Exhibit 1.1 The PNC Financial Services Group, Inc. 1,250,000 Depositary Shares, Each representing 1/100th interest in a share of 6.200% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series V Underwriting Agreement New York, New York August 16, 2022 To the Representatives named in Schedule I hereto of the Underwriters named in Schedule II hereto Dear Ladies and Gentlemen: The PNC Financial Services Group, Inc., a Pennsylvania corporation (the “Company”), proposes to sell to the underwriters named in Schedule II hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), an aggregate of 1,250,000 depositary shares (the “Depositary Shares”), each such Depositary Share representing ownership of 1/100th of a share of 6.200% Fixed-Rate Reset Non- Cumulative Perpetual Preferred Stock, Series V of the Company (the “Preferred Stock”). The Preferred Stock will, when issued, be deposited by the Company against delivery of Depositary Receipts (“Depositary Receipts”) to be issued by Computershare Inc., a Delaware corporation, and its wholly owned subsidiary Computershare Trust Company, N.A., a federally chartered national association (together, the “Depositary”), under a Deposit Agreement, to be dated as of the Closing Date (the “Deposit Agreement”), among the Company, the Depositary and the holders from time to time of the Depositary Receipts described therein. Each Depositary Receipt will evidence one or more Depositary Shares. The Preferred Stock and the Depositary Shares are herein collectively referred to as the “Securities”. If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms “Underwriters” and “Representatives,” as used herein, shall each be deemed to refer to such firm or firms. On June 1, 2021 the Company completed its acquisition of BBVA USA Bancshares, Inc., a financial holding company (“BBVA USA Holdco”) then conducting its business operations primarily through its U.S. banking subsidiary, BBVA USA, an Alabama-chartered bank. Section 1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (e) hereof.

2 (a) The Company meets the requirements for the use of Form S-3ASR under the Securities Act of 1933 (the “Act”) and has filed with the Securities and Exchange Commission (the “Commission”) a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and has prepared a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering (as defined below) and, although the Basic Prospectus may not include all information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Company will file a term sheet pursuant to Rule 433 disclosing the pricing terms of the offering. The Company will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final prospectus supplement to the Basic Prospectus relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and the Pricing Disclosure Package) as the Company has advised you, prior to the Execution Time, will be included or made therein. (b) (i) At the time of filing of the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) or form of prospectus) and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption in Rule 163, the Company was a “well-known seasoned issuer” as defined in Rule 405; and at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Securities, the Company was not, and is not currently, an “ineligible issuer” as defined in Rule 405. (c) The Company has not sustained since the date of the latest audited consolidated financial statements included or incorporated by reference in the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time; and, since the respective dates as of which information is given in the Registration Statement and the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time, (i) there has not been any material change in the capital stock or long term debt of the Company

3 or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company, (ii) the Company and its subsidiaries have not incurred any liability or obligation that is material to the Company and its subsidiaries, taken as a whole, and (iii) the Company has not purchased any of its outstanding capital stock except pursuant to its employee benefit plans in the ordinary course of business, and has not declared, paid or otherwise made any dividend or distribution of any kind of its capital stock other than ordinary and customary dividends, except, in each case as set forth or contemplated in the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time. (d) On the Effective Date, the Registration Statement did, at the Applicable Time and on the Closing Date, the Pricing Disclosure Package did and will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; at the Applicable Time and on the Closing Date, the Pricing Disclosure Package did not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule III hereto does not conflict with the information contained in the Registration Statement, the Pricing Disclosure Package or the Final Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification of Trustee (Form T-1) under the Trust Indenture Act or (ii) the information contained in the Registration Statement, the Pricing Disclosure Package or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement or the Final Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8(b) hereof.

4 (e) The terms that follow, when used in this Agreement, shall have the meanings indicated. The term “Effective Date” shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective (including any deemed effective date pursuant to Rule 430B(d)(2)). “Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto. “Applicable Time” shall mean the time and date set forth on Schedule I hereto. “Basic Prospectus” shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date. “Preliminary Final Prospectus” shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. “Pricing Disclosure Package” shall mean the Basic Prospectus (as amended and supplemented immediately prior to the Applicable Time) and any Preliminary Final Prospectus as supplemented by the final term sheet prepared and filed pursuant to Section 4(a) hereof and by the other Issuer Free Writing Prospectuses listed on Schedule III hereto and specified to be part of the Pricing Disclosure Package. “Final Prospectus” shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus, included in the Registration Statement at the Effective Date. “Issuer Free Writing Prospectus” shall mean any “issuer free writing prospectus” as defined in Rule 433. “Registration Statement” shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430 Information deemed to be included therein at the Effective Date as provided by Rule 430A, Rule 430B or Rule 430C. “Rule 405,” “Rule 415,” “Rule 424,” “Rule 430A”, “Rule 430B,” “Rule 430C,” “Rule 433” and “Regulation S-K” refer to such rules or regulations under the Act. “Rule 430 Information” means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A, Rule 430B or Rule 430C. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, the Pricing Disclosure Package or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus, the Pricing Disclosure Package or the Final Prospectus, as the case may be, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A “Delayed Offering” shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 needs to be included in such registration statement at the effective date thereof with respect to the securities so offered.

5 (f) The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus comply in all material respects with the applicable requirements of the Act and the Exchange Act, as applicable, and present fairly in all material respects the financial position of the Company and its consolidated subsidiaries, as of the dates indicated and the results of operations and the changes in cash flow for the periods specified; except as stated therein, and in the case of interim financial statements subject to year-end adjustments, such consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included or incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein; the other financial information of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby; the pro forma financial statements (including the related notes thereto) included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, and the related pro forma adjustments give appropriate effect to those assumptions and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus. The pro forma financial statements included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements. (g) To the actual knowledge of the Company, the financial statements (including the related notes thereto) of BBVA USA Holdco and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus comply in all material respects with the applicable requirements of the Act and the Exchange Act, as applicable, and present fairly in all material respects the financial position of BBVA USA Holdco and its consolidated subsidiaries, as of the dates indicated and the results of operations and the changes in cash flow for the periods specified; to the actual knowledge of the Company, the other financial information of BBVA USA Holdco and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, if any, has been derived from the accounting records of BBVA USA Holdco and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby. (h) To the knowledge of the Company, PricewaterhouseCoopers LLP, who have audited certain financial statements of the Company and its subsidiaries, are an

6 independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Act and the Exchange Act. (i) The Company is not, and after the issuance and sale of the Securities and application of the net proceeds from such sale as described in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus under the caption “Use of Proceeds” and after giving effect to the transactions described therein will not be, an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Investment Company Act”). (j) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent (in its capacity as such), employee or affiliate of the Company or any of its subsidiaries has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”) or any other applicable anti-bribery law, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA or any other applicable anti-bribery law; and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates, have conducted their businesses in compliance with the FCPA and any other applicable anti-bribery law and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. (k) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has all power and authority (corporate and other) necessary to own or hold its material properties and to conduct its business substantially in the manner in which it presently conducts such business. (l) The shares of Preferred Stock represented by the Depositary Shares being delivered to the Underwriters at the Closing Date have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued, fully paid and nonassessable, and will have the rights set forth in the Company’s Amended and Restated Articles of Incorporation, as amended to the Closing Date. (m) The Company has all corporate power and authority necessary to execute and deliver this Agreement, the Preferred Stock, the Depositary Shares and the Deposit Agreement and to perform its obligations hereunder and thereunder; the execution, delivery and performance of this Agreement, the Deposit Agreement and the terms of the Preferred Stock as established in the Company’s Amended and Restated Articles of Incorporation, as amended to the Closing Date, and compliance with the provisions hereof

7 and thereof by the Company will not constitute a breach of, or default under, (x) the Articles of Incorporation or By-laws of the Company, (y) any material agreement, indenture or other instrument relating to indebtedness for money borrowed to which the Company is a party, or (z) to the best of the Company’s knowledge, any law, order, rule, regulation or decree of any court, governmental agency or authority located in the United States having jurisdiction over the Company or any property of the Company, which breach or default, in case of (y) and (z), would be reasonably likely to have a material adverse effect on the Company and its subsidiaries taken as a whole; and no consent, authorization or order of, or filing or registration with, any court or governmental agency or authority is required for the execution, delivery and performance of this Agreement, the Preferred Stock, the Depositary Shares and the Deposit Agreement by the Company except (i) such as have been made or obtained or will be made or obtained on or before the Closing Date, (ii) such as may be required under applicable state securities or “blue sky” laws and (iii) to the extent that the failure to obtain any consent, authorization, order or make any filing or registration, would not in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole. (n) The Depositary Shares being delivered to the Underwriters at the Closing Date have been duly authorized and, when issued and delivered against payment therefor as provided in this Agreement, will be duly and validly issued and will be entitled to the rights under, and the benefits of, the Deposit Agreement. (o) The Deposit Agreement has been duly authorized, executed and delivered by the Company and the Depositary and constitutes a valid and legally binding agreement of the Company and the Depositary, enforceable against the Company and the Depositary in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity. (p) The Preferred Stock, the Depositary Shares and the Deposit Agreement conform in all material respects to the descriptions thereof in the Pricing Disclosure Package and the Final Prospectus. (q) To the knowledge of the Company, the operations of the Company and its subsidiaries are in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and there is no action, suit or proceeding by a governmental agency, authority or body involving the Company or any of its subsidiaries with respect to the Money Laundering Laws pending or, to the best knowledge of the Company, threatened. (r) None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent (in its capacity as such), employee or affiliate of the Company or any of its subsidiaries is currently subject to any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury

8 (“OFAC”), the U.S. Department of State or any other relevant sanctions authority, nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of sanctions, including, without limitation, Crimea, the so-called People’s Republics of Luhansk and Donetsk regions of Ukraine, Cuba, Iran, North Korea and Syria; and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual, entity or vessel, for the purpose of financing the activities or business of or with any individual, entity or vessel, or in any country or territory, if such financing is, at the time thereof, prohibited by any sanctions administered or enforced by OFAC, the U.S. Department of State or any other relevant sanctions authority. (s) The Company and its subsidiaries maintain (i) disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that it evaluates on a regular basis as required under the Exchange Act and, as a result of its most recent review thereof required under the Exchange Act, determined that such controls and procedures were effective, (ii) internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that it evaluates on a regular basis as required under the Exchange Act and, as a result of its most recent review thereof required under the Exchange Act, determined that such internal control over financial reporting was effective and (iii) a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Other than as disclosed in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, the Company is not aware of any material weaknesses in the internal control over financial reporting of the Company and its subsidiaries. (t) Since the date of the latest audited consolidated financial statements included or incorporated by reference in the Final Prospectus, except as described in the Final Prospectus with respect to the acquisition of BBVA USA Holdco, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. (u) The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all the outstanding shares of capital stock or other equity interests of PNC Bank, National Association (“PNC Bank”) owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and (except as provided in 12 U.S.C. § 55) non-assessable and are owned

9 directly or indirectly by the Company free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party. (v) Except as described in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is the subject that, individually or in the aggregate would reasonably be expected to have a material adverse effect upon the business, condition, properties, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole; except as described in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, no such investigations, actions, suits or proceedings are threatened or, to the knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Act to be described in the Registration Statement, the Pricing Disclosure Package or the Final Prospectus that are not so described in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus and (ii) there are no contracts or other documents that are required under the Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package or the Final Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus. (w) The Company acknowledges that in accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the underwriters to properly identify their respective clients. Section 2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto, the number of Depositary Shares set forth opposite such Underwriter’s name in Schedule II hereto. Section 3. Delivery and Payment. The Depositary Shares to be purchased by each Underwriter hereunder will be represented by one or more definitive global certificates in book-entry form which will be deposited by or on behalf of the Company with the Depository Trust Company (“DTC”) or its designated custodian. The Company will, or will direct the Depositary to, deliver the Depositary Shares to the Representatives for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least one business day in advance, by causing DTC to credit the Depositary Shares to the accounts of the Representatives at DTC.

10 The Company will, or will direct the Depositary to, cause the certificates representing the applicable Depositary Shares to be made available to the Representatives for checking prior to the Closing Date at the office of DTC or its designated custodian (the “Designated Office”). The time and date of delivery and payment with respect to the Depositary Shares shall be 10:00 a.m., New York City time, on August 19, 2022 or such other time and date as the Representatives and the Company may agree upon in writing (such date and time of delivery and payment being herein called the “Closing Date”). The documents to be delivered at the Closing Date, by or on behalf of the parties hereto, will be delivered at the offices of Cravath, Swaine & Moore LLP, Worldwide Plaza, 825 Eighth Avenue, New York, NY 10019-7475 (the “Closing Location”), and the Depositary Shares will be delivered at the Designated Office on the Closing Date. On the business day next preceding the Closing Date, the final drafts of the documents to be delivered pursuant to the preceding sentence will be exchanged electronically for review by the parties hereto. Section 4. Agreements. The Company agrees with the several Underwriters that: (a) Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object (it being understood that the foregoing shall not be construed to prevent the Company from making any filing with the Commission of any such documents to be incorporated by reference to the extent that the Company determines such filings are required by the applicable law, rule or regulation). Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed; will prepare a final term sheet, containing solely a description of the Securities in a form approved by you and will file such term sheet pursuant to Rule 433(d) within the time period prescribed; will promptly file all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when any Issuer Free Writing Prospectus shall have been filed with the Commission, (iv) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (v) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (vi) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its reasonable best efforts to

11 prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. (b) If, at any time when a prospectus relating to the Securities is required to be delivered (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will advise the Underwriters of the happening of such event and prepare and file with the Commission, at the Company’s expense, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance. (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act. (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering. (e) The Company will use its reasonable best efforts to arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now subject. (f) During the period beginning on the date hereof and continuing to and including the date 30 days after the date hereof, the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or announce the offering of, any preferred securities or any other securities of the Company which are substantially similar to the Securities, including any guarantee of any such securities, or any securities convertible into or exchangeable for or representing the right to receive any such securities. (g) During the period when the Securities are outstanding, the Company will not be or become an open end investment company, unit investment trust or face amount

12 certificate company that is or required to be registered under Section 8 of the Investment Company Act. (h) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all expenses, fees and taxes incident to the performance of its obligations under this Agreement, including, without limitation, (i) the fees, disbursements and expenses of its counsel and the accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of the Preliminary Final Prospectus, the Pricing Disclosure Package, the Final Prospectus, any Issuer Free Writing Prospectuses prepared by or on behalf of, used by, or referred to by the Company and any amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the delivering of copies thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the qualification of the Securities for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (iv) any fees charged by rating agencies for the rating of the Securities, (v) the fees and expenses, if any, incurred in connection with the admission of the Securities in any appropriate stock exchange or market system, (vi) the costs and charges of the Depositary, (vii) the costs of the preparation, issuance and delivery of the Securities, including any fees and expenses related to the use of the book-entry system, (viii) the costs of any filing for review of the public offering of the Securities by the Financial Industry Regulatory Authority and (ix) all other costs and expenses incident to the performance of their obligations hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section and Section 7 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and disbursements of their counsel, and transfer taxes payable on resale of any of the Securities by them. Section 5. Additional Agreements Relating to Free Writing Prospectuses. (a) The Company represents and agrees that, other than the final term sheet prepared and filed pursuant to Section 4(a) hereof and the Issuer Free Writing Prospectuses listed on Schedule III hereto, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405. (b) Each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, except for the final term sheet prepared and filed pursuant to Section 4(a) hereof or term sheet containing customary pricing terms, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus”, as defined by Rule 433, or that would otherwise constitute a “free writing prospectus” as defined by Rule 405 that would be required to be filed with the Commission.

13 (c) Any free writing prospectus the use of which has been consented to by the Company and the Representatives (including the final term sheet prepared and filed pursuant to Section 4(a) hereof) is listed on Schedule III hereto. (d) The Company has complied and will comply with the requirements of Rule 433 applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending. (e) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Disclosure Package or the Final Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission. Section 6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions: (a) If filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); the final term sheet contemplated by Section 4(a) hereof and any other material required to be filed by the Company pursuant to Rule 433(d) shall have been filed in the manner and within the time period required by Rule 433 and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened. (b) The Company shall have furnished to the Representatives the opinion of Alicia G. Powell, Deputy General Counsel and Corporate Secretary of the Company, dated the Closing Date (which opinion may be relied upon by Cravath, Swaine & Moore LLP, counsel for the Underwriters, as to matters of Pennsylvania law), to the effect that: (i) the Company is a corporation duly incorporated and is presently subsisting as a corporation under the laws of the Commonwealth of Pennsylvania with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, except for such power and authority the absence of which would not have a material adverse effect on the Company and its consolidated subsidiaries taken as a whole or materially and adversely affect its ability to perform its obligations under this Agreement, the

14 Deposit Agreement and the Securities, and the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended; (ii) PNC Bank is validly organized and existing as a national banking association in good standing under the laws of the United States, with all requisite power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, except for such power and authority the absence of which would not have a material adverse effect on PNC Bank; (iii) The shares of Preferred Stock represented by the Depositary Shares being delivered to the Underwriters at the Closing Date have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued, fully paid and nonassessable, and will have the rights set forth in the Company’s Articles of Incorporation, as amended to the Closing Date; (iv) The Depositary Shares being delivered to the Underwriters at the Closing Date have been duly authorized and, when issued and delivered against payment therefor as provided in this Agreement, will be duly and validly issued and will be entitled to the rights under, and the benefits of, the Deposit Agreement; (v) all the outstanding shares of capital stock of PNC Bank have been duly and validly authorized and issued and (except as provided in 12 U.S.C. § 55) are fully paid and nonassessable, and all outstanding shares of capital stock of PNC Bank are owned by the Company either directly or through wholly owned subsidiaries of the Company free and clear of any perfected security interest and, to the knowledge of such counsel after due inquiry, any other security interests, claims, liens or encumbrances; (vi) the Company’s authorized equity capitalization, if set forth in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, is as set forth in the Final Prospectus; the Securities conform in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus; and, if the Securities are to be listed on any stock exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Securities with such stock exchange and nothing has caused such counsel to believe that the Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution and the satisfaction of other requirements which counsel reasonably believes will be satisfied in due course; (vii) this Agreement has been duly authorized, executed and delivered by the Company;

15 (viii) neither the issuance and sale of the Securities nor the execution, delivery and performance by the Company of this Agreement and the Deposit Agreement nor consummation of any other of the transactions contemplated herein nor the fulfillment of the terms hereof will: (A) violate the Articles of Incorporation or By-laws of the Company or PNC Bank or (B) constitute a violation or breach of or default under any material provision of any material indenture or other material agreement or instrument known to such counsel and to which the Company or PNC Bank is a party, or (C) violate any judgment, order or decree known to such counsel applicable to the Company or PNC Bank of any court or federal or state regulatory or governmental agency having jurisdiction over the Company or PNC Bank; except in (B), or (C) above, with respect to violations, breaches or defaults that would not have a material adverse effect on the Company and its consolidated subsidiaries taken as a whole, or PNC Bank; (ix) to the best knowledge of such counsel, there are no actions, suits, proceedings or investigations pending or threatened against the Company or PNC Bank in any court or before or by an arbitrator or governmental authority of a character required to be disclosed in the Registration Statement which are not disclosed in the Pricing Disclosure Package and the Final Prospectus, and to the best of such counsel’s knowledge, there is no franchise, contract or other document of a character required to be described in the Registration Statement, the Pricing Disclosure Package or the Final Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company or any of its subsidiaries fairly summarize such matters in all material respects; (x) the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); any required filing of any Issuer Free Writing Prospectus pursuant to Rule 433(d) has been made in the manner and within the time period required by Rule 433; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement, as amended, or any notice under Rule 401(g)(2) that would prevent its use, has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement, the Pricing Disclosure Package and the Final Prospectus and each amendment thereof or supplement thereto made by the Company prior to the date of such opinion as of their respective issue dates (other than the financial statements and other financial information contained or incorporated therein, and that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification of Trustee (Form T-1) under the Trust Indenture Act, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of that Act and the Exchange Act and the respective rules and

16 regulations thereunder; and nothing has come to the attention of such counsel that has caused such counsel to believe that at the Effective Date the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; that the Pricing Disclosure Package as of the Applicable Time contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Final Prospectus as of its date and as of the Closing Date included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading except that such counsel does not express any opinion or belief as to (a) the financial statements or schedules or other data of a financial nature included or incorporated therein, (b) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification of Trustee (Form T-1) under the Trust Indenture Act, and (c) regulatory actions of the applicable regulatory authorities that are not otherwise disclosed by such regulatory authorities. In connection with the foregoing, the Underwriters acknowledge and understand that the character of determinations involved in the process of preparing the Registration Statement and the Final Prospectus (including any documents incorporated by reference) are such that such counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Final Prospectus (including any documents incorporated by reference) except as expressly set forth herein; (xi) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; (xii) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, will not be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act; (xiii) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement; (xiv) the statements set forth in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus under the captions “Description of Preferred Stock” and “Description of Depositary Shares”, insofar as they purport to describe the provisions of the laws and documents referred to therein, fairly summarize in all material respects the matters described therein; and

17 (xv) the Deposit Agreement has been duly authorized, executed and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, readjustment of debt, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors’ rights generally, or general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing). In rendering such opinion, such counsel will opine only as to matters involving the application of the laws of the Commonwealth of Pennsylvania or the United States and may rely (A) as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Pennsylvania or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are reasonably satisfactory to counsel for the Underwriters, except that it will not be required that such counsel obtain an opinion of New York counsel as to matters of New York law in order to render such opinion or that such counsel express an opinion as to matters arising under the laws of any jurisdiction other than the laws of the Commonwealth of Pennsylvania and matters of federal law arising under the laws of the United States of America, and (B) as to matters of fact, to the extent deemed proper, on certificates or representations of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date. (c) The Representatives shall have received an opinion of McGuireWoods LLP, counsel to the Company, dated the Closing Date, substantially to the effect that: (i) the discussion set forth in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus under the caption “Certain U.S. Federal Income Tax Considerations”, in so far as it relates to matters of U.S. federal income tax laws, subject to the qualifications, exceptions, assumptions and limitations described therein, fairly summarizes in all material respects the matters set forth therein. (d) The Representatives shall have received from Cravath, Swaine & Moore LLP, counsel for the Underwriters, an opinion and disclosure letter, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters. (e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board, the President, a Vice Chairman of the Board or any Executive Vice President, Senior Vice President, Vice President or Assistant Vice President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the

18 Registration Statement, the Pricing Disclosure Package, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that: (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date, with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and (iii) since the date of the most recent consolidated financial statements included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus (exclusive of any supplement thereto), (i) there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, (ii) the Company and its subsidiaries have not incurred any liability or obligation that is material to the Company and its subsidiaries, taken as a whole, and (iii) the Company has not purchased any of its outstanding capital stock except pursuant to its share repurchase programs and employee benefit plans in the ordinary course of business, and has not declared, paid or otherwise made any dividend or distribution of any kind of its capital stock other than ordinary and customary dividends, except, in each case as set forth in or contemplated in the Registration Statement, the Pricing Disclosure Package (exclusive of any supplement thereto) and the Final Prospectus (exclusive of any supplement thereto). (f) PricewaterhouseCoopers LLP shall have furnished to the Representatives letters (which may refer to letters previously delivered to the Representatives), dated as of the date of this Agreement and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that: (i) in their opinion the audited consolidated financial statements audited by PricewaterhouseCoopers LLP included or incorporated in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations; (ii) on the basis of a reading of the latest unaudited consolidated financial statements made available by the Company and its subsidiaries;

19 carrying out certain specified procedures (but not an audit in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the shareholders and directors of the Company and the audit and executive committees thereof and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited consolidated financial statements in or incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that: (1) any unaudited consolidated financial statements included or incorporated in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to the consolidated financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited consolidated financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included or incorporated in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus; or (2) with respect to the period subsequent to the date of the most recent audited or unaudited consolidated financial statements incorporated in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, there were, at a specified date not more than five business days prior to the date of the letter, any increases in borrowed funds of the Company and its subsidiaries or any changes in the capital stock (defined as each of the individual dollar amounts of preferred stock, common stock, and capital surplus) of the Company or the stockholders’ equity of the Company as compared with the amounts shown on the most recent consolidated balance sheet incorporated in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, or for the period from the date of the most recent audited or unaudited consolidated financial statements incorporated in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in total or per share amounts of consolidated net income of the Company or consolidated net interest income except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or

20 statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, including the information included in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A)” included or incorporated in the Company’s Quarterly Reports on Form 10-Q and the information included or incorporated in Items 1, 5, 6 and 7 of the Company’s Annual Report on Form 10-K for the most recent fiscal year incorporated in the Registration Statement, the Pricing Disclosure Package and Final Prospectus, or incorporated in the Registration Statement, the Pricing Disclosure Package and Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and (iv) on the basis of a reading of the pro forma financial statements included or incorporated in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus; inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to the basis for their determination of the pro forma adjustments and whether such pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in such pro forma financial statements, nothing came to their attention which caused them to believe that such pro forma financial statements do not comply as to form in all material respects with applicable accounting requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such pro forma financial statements. References to the Final Prospectus in this paragraph (f) include any supplement thereto at the date of the letter. (g) On or subsequent to the Applicable Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof), the Pricing Disclosure Package (exclusive of any supplement thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any adverse change specified in the letter referred to in paragraph (f) of this Section 6, or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Pricing Disclosure Package (exclusive of any supplement thereto) and the Final Prospectus (exclusive of any supplement thereto).

21 (h) On or subsequent to the Applicable Time, there shall not have been any decrease in the ratings of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as such term is defined in Section 3(a)(62) of the Exchange Act), or any public announcement that any such organization has under surveillance or review the ratings of any of the Company’s debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating), and if, in any such case, the effect thereof in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the purchase of the Securities. (i) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request in connection with the offering of the Securities. If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing. Section 7. Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. In no event shall the Company be liable to the Underwriters for loss of anticipated profits from the transactions contemplated by this Agreement. Section 8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and their affiliates that participate or are alleged to have participated in the offering of the Securities and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus, the Pricing Disclosure Package or the Final Prospectus, or in any amendment thereof or supplement thereto, any Issuer Free Writing Prospectus, or any “issuer information” filed or required to be filed pursuant to Rule 433(d)

22 or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, or that part of the Registration Statement constituting the “Statement of Eligibility and Qualification of Trustee” (Form T-1) under the Trust Indenture Act. This indemnity agreement will be in addition to any liability which the Company may otherwise have. (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, its officers who sign the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that (i) the statements set forth in the second-to-last paragraph of the cover page, and, under the heading “Underwriting (Conflicts of Interest)”, (ii) the list of Underwriters and their respective participation in the sale of the Securities, (iii) the sentences related to discounts and commissions and (iv) the paragraphs related to stabilization and syndicate covering transactions and penalty bids in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity. (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under paragraph (a) or (b) of this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have to any indemnified party otherwise than under paragraph (a) or (b) of this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or

23 other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel), approved by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) or (b) of this Section 8 is unavailable, the Company, on the one hand, and the Underwriters severally and not jointly, on the other hand, shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in proportion to the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities, such that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Securities specified in Schedule I hereto and the Company is responsible for the balance; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, on the one hand, and the Underwriters severally, on the other, shall contribute in such proportion as is appropriate to reflect not

24 only such relative benefits as described in the immediately preceding sentence but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages and liabilities as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d). Section 9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Depositary Shares agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the number of Depositary Shares set forth opposite their names in Schedule II hereto bears to the total number of Depositary Shares set forth opposite the names of all the remaining Underwriters) the Depositary Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the total number of Depositary Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the total number of Depositary Shares set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Depositary Shares, and if such non-defaulting Underwriters do not purchase all the Depositary Shares, this Agreement will terminate without liability to any non-defaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the

25 Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default hereunder. Section 10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company’s Common Stock shall have been suspended by the Commission or The New York Stock Exchange or trading in securities generally on The New York Stock Exchange or the NASDAQ Global Market shall have been suspended or limited or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared either by Federal, New York State or Pennsylvania authorities, (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis, economic or otherwise or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, the effect of which on the financial markets of the United States or any foreign jurisdiction in which the Securities are to be marketed is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities. Section 11. Recognition of the U.S. Special Resolution Regimes. (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States. (b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States. For purposes of this Section 11, “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the

26 regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder. Section 12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement. Section 13. Absence of Fiduciary Duty. The Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto. Section 14. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or transmitted by any standard form of telecommunication, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or transmitted by any standard form of telecommunication to it at The Tower at PNC Plaza, 300 Fifth Avenue, 6th Floor, Pittsburgh, PA 15222-2401, attention of the Executive Vice President and Controller of the Company. Section 15. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder. Section 16. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law) or other transmission method and any

27 counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Section 17. Entire Agreement. This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Company and the Underwriters, or any of them, with respect to the subject matter hereof. Section 18. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York. Section 19. Waiver of Jury Trial. The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. – End of Page – [signatures appear on following pages]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters. Very truly yours, THE PNC FINANCIAL SERVICES GROUP, INC. By: /s/ Lisa M. Kovac Name: Lisa M. Kovac Title: Vice President [PNC Signature Page to the Underwriting Agreement]

[Underwriters’ Signature Page to the Underwriting Agreement] Confirmed and accepted, intending to be legally bound, as of the date specified in Schedule I hereto. BOFA SECURITIES, INC. By: /s/ Anthony Aceto Name: Anthony Aceto Title: Managing Director CITIGROUP GLOBAL MARKETS INC. By: /s/ Adam D. Bordner Name: Adam D. Bordner Title: Director J.P. MORGAN SECURITIES LLC By: /s/ Stephen L. Sheiner Name: Stephen L. Sheiner Title: Executive Director PNC CAPITAL MARKETS LLC By: /s/ Valerie Shadeck Name: Valerie Shadeck Title: Managing Director Each, for itself and the other several Underwriters, if any, named in Schedule II to the foregoing Agreement.

SCHEDULE I Underwriting Agreement dated August 16, 2022 Registration Statement No. 333-261622 Representative: BofA Securities, Inc. One Bryant Park New York, NY 10036 Citigroup Global Markets Inc. 388 Greenwich Street New York, NY 10013 J.P. Morgan Securities LLC 383 Madison Avenue New York, NY 10179 PNC Capital Markets LLC 340 Madison Avenue New York, NY 10173 Representatives: BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, PNC Capital Markets LLC Title, Purchase Price and Description of Securities: Depositary Shares Each Representing a 1/100th Interest in a Share of 6.200% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series V Number of Depositary Shares: 1,250,000 Initial Public Offering Price: $1,000 per Depositary Share Purchase Price by Underwriters: $990 per Depositary Share Underwriters’ Compensation: $10 per $1,000 principal amount of Depositary Shares Specified Funds for Payment of Purchase Price: Immediately available funds by wire Applicable Time: August 16, 2022; 3:15 p.m. Closing Date: August 19, 2022; 10:00 a.m. (New York City Time) Closing Location: Cravath, Swaine & Moore LLP 825 Eighth Avenue New York, NY 10019 Address for Notices to Underwriters: BofA Securities, Inc. One Bryant Park New York, NY 10036

Issuer Free Writing Prospectus Not Included in the Pricing Disclosure Package: None

SCHEDULE II Underwriters Number of Depositary Shares to be Purchased BofA Securities, Inc. 306,250 Citigroup Global Markets Inc. 306,250 J.P. Morgan Securities LLC 306,250 PNC Capital Markets LLC 306,250 Samuel A. Ramirez & Company, Inc. 12,500 Siebert Williams Shank & Co., LLC 12,500 Total ................................................ 1,250,000

SCHEDULE III 1. The Final Term Sheet filed pursuant to Section 4(a) of this Agreement